5to1 Holding Corp.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between 5to1.Com, Inc. (“5to1”) and FTOH Corp. (“FTOH”) and certain other transactions that 5to1 and FTOH completed as of November 3, 2010.

On November 3, 2010, 5to1 merged into FTOH whereby 100% of the shares of 5to1were exchanged for 17,986,234 shares of FTOH, a public company with nominal operations. As a result of the transaction, the former owners of 5to1 became the controlling stockholders of FTOH.  Accordingly, the merger of 5to1and FTOH is a reverse merger that has been accounted for as a recapitalization of 5to1. Upon completion of the merger, FTOH changed its name to 5to1 Holding Corp. (“5to1 Holding”) The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2010 combines the balance sheets of 5to1and FTOH and gives pro forma effect to (i) 5to1’s and FTOH’s issuances of notes in various bridge financing transactions that each had completed, completed prior to the merger, (ii) the reverse merger between 5to1and FTOH in which 5to1is deemed to be  the acquiring entity for accounting purposes (iii) a financing transaction involving the issuance of 3,575,000 shares of common stock in a private placement transaction upon the completion of the reverse merger, (iv) issuances of shares to certain employees and executives that are subject to recall provisions due to time based vesting and specified performance conditions (v) the conversion of bridge notes and preferred shares into common stock and (vi) certain other transactions completed at the time of the merger as if 5to1and FTOH completed such transactions as of September 30, 2010. The unaudited pro forma condensed combined statements of operations for the year end December 31, 2009 and nine months ended September 30, 2010 combine the statement of operations of 5to1and FTOH for each of those periods and give pro forma effect to these transactions as if they were completed on January 1, 2009 and January 1, 2010, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of 5to1appearing elsewhere herein, and the historical financial statements of FTOH, as filed with the Securities and Exchange Commission and issued in Form 10K for the year ended December 31, 2009.  These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

5to1 Holding Corp.
Proforma Balance Sheet
September 30, 2010
(Unaudited)

	5to1 Holding Corp. (1)	5to1.Com, Inc (2)	Proforma Adjustments		Proforma As Adjusted
ASSETS

Current Assets:
Cash and cash equivalents	$-	$424,068	$250,000	(c)	$6,443,465
			1,089	(f)
			54,757	(g)
			38,551	(h)
			2,100,000	(j)
			3,575,000	(o)
Accounts receivable		325,642			325,642
Prepaid expenses and other current assets		73,891			73,891
Total current assets	-	823,601	6,019,397		6,842,998

Property and Equipment, net	162,013	34,045	(162,013	)(d)	34,045
Security deposits		44,561			44,561
Debt Issue Costs		23,361	50,000	(c)	73,361
Total Assets	$162,013	$925,568	$5,907,384		$6,994,965

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$-	$525,405			$525,405
Accrued expenses and taxes payable		150,194			150,194
Note Payable Bank		166,656			166,656

Bridge Notes Payable		600,000	300,000	(c)	-
			(900,000	)(i)

Convertible Notes Payable		2,042,345	(2,042,345	)(e)	-
			2,100,000	(j)
			(2,100,000	)(k)

Loan payable to officer	93,210		(93,210	)(d)	-
Derivative Liabilities		599,870	(599,870	)(e)	-
Common stock subject to repurchase		16,530	(16,530	)(a)	-
			93,308	(n)	93,308
Total current liabilities	93,210	4,101,000	(3,258,647)		935,563

Notes Payable, less current portion		250,011			250,011
Total liabilities	93,210	4,351,011	(3,258,647)		1,185,574

STOCKHOLDERS' EQUITY (DEFICIT)
Series A Preferred stock		13	(13	)(l)	-

Common stock	7,510	5	5	(a)	3,341
			3	(b)
			328	(e)
			17	(f)
			838	(g)
			590	(h)
			13	(l)
			(6,675	)(d)
			200	(i)
			150	(k)
			358	(o)
Additional paid-in capital	252,665	6,413,038	16,525	(a)	16,870,749
			(3	)(b)
			(62,128	)(d)
			2,674,202	(e)
			1,650	(f)
			53,919	(g)
			37,961	(h)
			1,999,800	(i)
			2,099,850	(k)
			(191,372	)(m)
			3,574,642	(o)

Share liability adjustment			(93,308	)(n)	(93,308)

Accumulated deficit	(191,372)	(9,838,499)	(32,315	)(e)	(10,971,392)
			(578	)(f)
			(1,100,000	)(i)
			191,372	(m)
Total stockholders' equity (deficit)	68,803	(3,425,443)	9,166,031		5,809,391

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$162,013	$925,568	$5,907,384		$6,994,965

(1) Derived from the historical balance sheet of 5to1 Holding Corp which has been retroactively adjusted to give effect to a forward stock split of 8.344159089 to 1

(2) Revised from the historical balance sheet of 5to1 appearing elsewhere in this form 8-K

5to1Holding, Corp.

Notes to Unaudited Pro-Forma Balance Sheet as of September 30, 2010

(a)
Represents the reclassification of 5to1 shares to stockholders’ equity (deficit) that were previously subject to recall provisions under restricted stock purchase agreements that were cancelled immediately prior to the Merger

(b)	Represents 5to1 shares held in treasury, which were exchanged for 5to1 Holding shares in connection with the Merger.

(c)	Represents the issuance, on October 1, 2010, of $300,000 principal amount of notes payable by 5to1, net of $50,000 in debt issue costs

(d)
Represents the (i) distribution (immediately prior to the Merger) of assets that were used in a business not being operated by the combined entity to certain former stockholders 5to1 Holding and (ii) cancellation of a loan payable to a former officer of 5to1 Holding in exchange for the surrender of 66,753,273 shares of 5to1 Holding common stock.

(e)
Represents the issuance, on October 14, 2010, of 3,275,000 shares of 5to1 common stock in exchange for the cancellation of $2,042,345 of notes payable, originally convertible into 43,761 shares and the reclassification of the derivative liability that was recorded upon bifurcating the embedded conversion option from the note.  The fair value of 5to1's common stock on that date as determined by management was $0.01 per share. An amount equal to the fair value of 3,231,239 shares (the number of shares in excess of the contractual number of shares issuable upon conversion of the note) has been charged to the accumulated deficit.

(f)
Represents the issuance, on October 14, 2010, of 166,727 shares of 5to1 common stock to certain service providers for purchase price of $1,089.  The difference between the fair value of these shares and the proceeds received is presented as an increase in the accumulated deficit.

(g)
Represents the issuance, on October 14, 2010, of 8,380,147 shares of 5to1 common stock to management, subject to repurchase agreements, for total proceeds of $54,757. The Company maintains a call provision with respect to these shares that provides for it to repurchase these shares upon the termination of the employee unless the Company, within a fixed period of time, notifies the employee that it will not repurchase the shares. Accordingly, the shares are being presented as a liability due to the recall provisions of the applicable purchase agreements.

(h)
Represents the issuance, on October 14, 2010, of 5,899,958 shares of 5to1 common stock to management and employees for total proceeds of $38,551 upon the early exercise of incentive stock options with a nominal fair value.  The stock options were granted an October 14, 2010. Vesting of these shares is subject to the attainment of certain performance conditions based on specific revenue and earnings targets.  The issuance of these shares has been classified as a liability due to the Company’s obligation to refund the proceeds received upon the forfeiture of these shares.

(i)
Represents the issuance, on November 3, 2010, of 2,000,000 shares of 5to1 Holding common stock in exchange for the cancellation of $900,000 of Bridge Notes payable by 5to1 The Company determined the fair value of its common stock on that day to be $1 per share by using the price per share paid by the investors in the private placement described below (Note O). The difference between the carrying value of the Notes and the aggregate fair value of the stock, which amounted to $1,100,000, is presented an increase in the accumulated deficit.

(j)	On October 15, 2010, 5to1 Holding issued $2,100,000 of convertible notes due 6 months from the issue date, with a conversion price of $1.40 per share, for gross proceeds of $2,100,000.

(k)	Represents the issuance, on November 3, 2010, of $2,100,000 of Notes for 1,500,000 shares of 5to1 Holding common stock at the contractual conversion price of $1.40 per share.

(l)
Represents the issuance, prior to the Merger, of 135,199 shares of 5to1 common stock to holders of its outstanding Series A Preferred Stock upon conversion of the Preferred shares at their contractual conversion price of $46.67 per share.

(m)
At the closing of the Merger, each share of 5to1 common stock issued and outstanding immediately prior to the closing of the Merger was exchanged for the right to receive 1 share of 5to1 Holding common stock. An aggregate of 17,986,234 shares of 5to1 Holding common stock were issued to the holders of our common stock. The aggregate number of shares of 5to1 Holding common stock that were outstanding upon the closing of the Merger was 26,337,234 shares, excluding shares issued upon the settlement of notes and shares issued to participants in the private placement described in Note O. Accordingly, immediately following the Merger, the former 5to1, stockholders owned approximately 68% of 5to1 Holding common stock. The accumulated deficit of 5to1 holding was eliminated to reflect the legal capitalization of the combined entity upon the completion of the Merger.

(n)	Represents the classification of shares subject to repurchase as a liability.

(o)	On November 3, 2010, 5to1 Holding issued 3,575,000 shares of common stock in a private placement at $1.00 per share to 19 accredited investors.

5to1 Holding Corp.
Proforma Statement of Operations
Nine Months Ended Sptember 30, 2010
(Unaudited)

	5to1 Holding Corp. (1)	5to1.Com, Inc (2)	Proforma Adjujstments		Proforma

Revenue		$741,892			$741,892
Cost of Revenue		601,340			601,340
Gross Profit (loss)	-	140,552	-		140,552

Operating Expenses
Compensation		3,210,660	10,892	(d)	3,221,552
Other operating expenses		1,459,807	578	(c)	1,460,385
	-	4,670,467	11,470		4,681,937
					-
Loss from Operations	-	(4,529,915)	(11,470)		(4,541,385)

Other Income/(Expenses):
Provision for taxes					-
Interest income		19			19
Interest expense		(889,795)	860,004	(a)	(29,791)
Debt conversion inducement charge			(1,100,000	)(e)	(1,132,315)
			(32,315	)(b)

Change in fair value of derivative liabilities		21,280	(21,280	)(a)	-
	-	(868,496)	(293,591)		(1,162,087)
					-
Loss from continuing operations	-	(5,398,411)	(305,061)		(5,703,472)

Loss from discontinued operations	(67,550)		67,550	(f)	-
Net loss	$(67,550)	$(5,398,411)	$(237,511)		$(5,703,472)

Net Loss per share
Continuing operations	$-				$(0.39)
Discontinued operations	$(0.00)				$-
Net loss	$(0.00)				$(0.39)

Weighted average shares outstanding	67,449,167			(g)	14,619,578

(1) Derived from the historical statement of operations of 5 to 1 Holding which has been retroactively adjusted to give effect to a forward stock split of 8.344159089 to 1, and the elimination of historical operations that are not being continued with the combined entitiy following the merger.

(2) Derived from the historical statement of operations of 5to1

5to1 Holding Corp.
Proforma Statement of Operations
Year ended December 31, 2009
(Unaudited)

	5to1 Holding Corp. (1)	5to1.Com, Inc	Proforma Adjustments		Proforma

Revenue		$117,855			$117,855
Cost of Revenue		126,827			126,827
Gross Profit (loss)	-	(8,972)	-		(8,972)

Operating Expenses
Compensation		2,913,964	14,522	(d)	2,928,486

Other operating expenses		1,177,777	578	(c)	1,178,355
	-	4,091,741	15,100		4,106,841

Loss from Operations	-	(4,100,713)	(15,100)		(4,115,813)

Other Income/(Expenses):
Provision for taxes					-
Interest income		1,594			1,594
Interest expense		(13,230)	1,069	(a)	(12,161)
Debt conversion inducement charge			(1,100,000	)(e)	(1,132,315)
			(32,315	)(b)

Change in fair value of derivative liabilities		76	(76	)(a)	-
	-	(11,560)	(1,131,322)		(1,142,882)
					-
Loss from continuing operations	$-	$(4,112,273)	$(1,146,422)		(5,258,695)

Loss from discontinued operations	$(46,089)		46,089		-

Net loss	$(46,089)	$(4,112,273)	$(1,100,333)		$(5,258,695)

Net Loss per share
Continuing operations	$-				$(0.23)
Discontinued operations	(0.00)				-
Net loss	$(0.00)				$(0.23)

Weighted average shares outstanding	67,449,109			(g)	23,321,202

(1) Derived from the historical statement of operations of 5 to 1 Holding Corp. which has been retroactively adjusted to give effect to a forward stock split of 8.344159089 to 1, and the elimination of historical operations that are not being continued with the combined entitiy following the merger.

(2) Derived from the historical statement of operations of 5to1

5to1 Holding, Inc.

Notes to Unaudited ProForma Statement of Operations

(a)
Represents the elimination of historical interest expense and change in the fair value of derivative liabilities recorded by 5to1 in connection with $2,042,345 of bridge notes that were converted into common stock on October 14, 2010.

(b)
Represents the issuance of 3,275,000 shares of 5to1, common stock on October 14, 2010 in exchange for the cancellation of $2,042,345 of notes payable (see Note (a) above), originally convertible into 43,761 shares.  The fair value of the Company's common stock on that date as determined by management was $0.01 per share. An amount equal to the fair value of 3,231,239 shares (the number of shares in excess of the contractual number of shares issuable upon conversion of the note) is presented as a debt conversion inducement charge.

(c)
Represents the issuance, on October 14, 2010, of 166,727 shares of 5to1 common stock to service providers who advise the Company on advertising and strategic related issues at a total purchase price of $1,089.  The difference between the fair value of these shares and the proceeds received is presented as a charge to operations.

(d)
Represents the amount of compensation that would have been recorded during the periods presented for shares issued to employees that are subject to certain recall provisions. The computations with respect to these charges are as follows:

	For the Year Ended	For the Nine Months
	December 31, 2009	Ended September 30, 2010

Shares subject to time based vesting under restricted stock purchase agreements	8,380,147	8,380,147
Proforma number of shares vested based on a two year vesting period	4,190,074	3,142,555
Fair value of common stock	$0.01	$0.01
Pro-Forma Compensation Charge	$41,901	$31,426
Less amount paid by the employee upon receipt of such shares ($.0065 per share)	(27,379)	(20,534)
Net charge to operations	$14,522	$10,892

The recall provisions become active in the event of the employees termination under certain circumstances prior to the completion of specified services periods. The shares get released from the recall provisions and are no longer subject to the risk of forfeiture upon the attainment of specified service conditions.

5to1, in a separate transaction, also issued 5,899,958 shares of its common stock to management and certain employees for total proceeds of $38,551 upon the early exercise of incentive stock options described in balance shee Note (h). These shares vest and get removed from the recall provisions upon the attainment of specified performance conditions.  5to1 is obligated to refund the cost of the shares to the applicable employee upon any such employee’s forfeiture of their shares.

(e)
Represents the issuance, on November 3, 2010, of 2,000,000 shares of 5to1 Holding common stock in exchange for the cancellation of $900,000 of Bridge Notes payable by 5to1. Management determined the fair value of the common stock on that day to be $1 per share by using the price per share paid by the investors in the private placement described below (Note O). The difference between the carrying value of the Notes and the aggregate fair value of the stock, which amounted to $1,100,000, is presented as a debt conversion inducement charge.

(f)	Elimination of operations of 5to1 Holding which have been characterized as discontinued operations because they are not being continued in the combined entity following the Merger.

(g)
The computation of proforma weighted average number of shares outstanding takes into account all of the proforma transactions enumerated in the proforma financial statements as if the shares were issued at the beginning of the periods presented, except that only the vested shares which are subject to repurchase provisions described in Note (d) are included from their vesting date. Shares subject to performance conditions described in Note (d) are excluded from the computation of loss per share due to the fact that the performance conditions would not have been met during either of the periods presented. A reconciliation of shares included in the computation is as follows:

	For the Year Ended	For the Nine Months
	December 31, 2009	Ended September 30, 2010
Shares of 5to1 Holding outstanding prior to Merger	75,103,273	67,449,167
Shares surrendered by former 5to1 Holding stockholders upon the receipt of distributed assets	(66,753,273)	(66,753,273)
Shares of 5to1 Holding stock issued to stockholders of 5to1 in exchange for their 5to1 common shares (excluding shares subject to recall provisions described in Note (d)	7,896,203	6,848,684
Shares issued in settlement of Bridge Notes	2,000,000	2,000,000
Shares issued upon the conversion of convertible notes	1,500,000	1,500,000
Shares issued in the private placement transaction completed on November 3, 2010	3,575,000	3,575,000
	23,321,202	14,619,578

A reconciliation of 5to1 Holding stock issued to stockholders of 5to1 in exchange for their 5to1 common shares excluding the shares subject to recall provisions described in Note (d) is as follows:

	For the Year Ended	For the Nine Months
	December 31, 2009	Ended September 30, 2010
Shares of 5to1 Holding stock issued to stockholders of 5to1 in exchange for their 5to1 common shares	17,986,234	17,986,234
Shares subject to time based vesting under restricted stock purchase agreements	(8,380,147)	(8,380,147)
Shares subject to performance based vesting conditions	(5,899,958)	(5,899,958)
Pro-forma number of shares vested based on a two year vesting period	4,190,074	3,142,555
	7,896,203	6,848,684